Exhibit 99.1

LSC COMMUNICATIONS REPORTS THIRD-QUARTER 2017 RESULTS

Chicago, November 2, 2017 – LSC Communications, Inc. (NYSE: LKSD) today reported financial results for the third quarter of 2017.

3Q 2017 Highlights:

•	Net sales of $935 million compared to $949 million in the third quarter of 2016

•	GAAP net loss of $3 million, or $0.07 per diluted share

•	Non-GAAP net income of $25 million, or $0.73 per diluted share

•	Non-GAAP adjusted EBITDA of $96 million, or 10.3% of net sales, compared to $101 million, or 10.6% of net sales, in the third quarter of 2016

“We are pleased with our third quarter results. As the year has progressed, we have improved our year-over-year earnings trend, and we continue to focus on integrating our recent acquisitions, to realize synergy opportunities and further drive productivity savings,” said Thomas J. Quinlan III, LSC Communications’ Chairman and Chief Executive Officer. “In our first full year as a standalone company, we have made significant progress executing our strategy with targeted acquisitions and investments that position LSC to better serve our customers with enhanced capabilities and technology and improved geographic reach. As we approach the end of the year, we are updating our full year guidance to reflect the expected impact of the acquisition of Publishers Press, as well as ongoing trends in our business and expect full year non-GAAP adjusted EBITDA to be approximately $340 million.”

Net Sales

Third quarter net sales were $935 million, down $14 million, or 1.5%, from the third quarter of 2016. Pro forma for acquisitions completed in the last four quarters, changes in foreign exchange rates, and pass-through paper sales, organic net sales decreased 6.6% from the third quarter of 2016. The decrease in organic net sales was due to lower volume and price declines in both the Print and Office Products segments.

GAAP Net Income

Third quarter 2017 net loss was $3 million, or $0.07 per diluted share, compared to net income of $38 million, or $1.17 per diluted share, in the third quarter of 2016. The third quarter of 2017 included $19 million of interest expense primarily related to debt issued in connection with the October 1, 2016 separation from RR Donnelley & Sons Company, while no interest expense was allocated to LSC Communications in the third quarter of 2016. The effective tax rate for the third quarter of 2017 reflected the impact of non-deductible goodwill impairment charges. Third quarter net income included net of tax charges of $28 million and $4 million in 2017 and 2016, respectively, both of which are excluded from the presentation of non-GAAP net income. Additional details regarding the amount and nature of these adjustments and other items are included in the attached schedules.

Non-GAAP Adjusted EBITDA and Non-GAAP Net Income

Non-GAAP adjusted EBITDA in the third quarter of 2017 was $96 million, or 10.3% of net sales, compared to $101 million, or 10.6% of net sales, in the third quarter of 2016. The decrease in non-GAAP adjusted EBITDA was primarily due to volume declines and price pressure in the Print and Office Products segments as well as product mix within the Print segment, partially offset by ongoing productivity and cost control initiatives and the impact from the acquisitions.

LSC COMMUNICATIONS REPORTS FIRST-QUARTER 2017 RESULTS AND REAFFIRMS FULL-YEAR GUIDANCE

Non-GAAP net income totaled $25 million, or $0.73 per diluted share, in the third quarter of 2017 compared to non-GAAP net income of $42 million, or $1.26 per diluted share in the third quarter of 2016. Non-GAAP net income in the third quarter of 2017 included $19 million of interest expense primarily related to debt issued in connection with the separation from RR Donnelley, while no interest expense was allocated to LSC Communications in the third quarter of 2016. Reconciliations of net income to non-GAAP adjusted EBITDA and non-GAAP net income are presented in the attached schedules.

2017 Guidance

The Company’s updated full-year guidance for 2017, in the table below, is updated for the impact of the acquisition of Publishers Press and ongoing trends in our business:

Guidance
	Current	Previous
Net sales	$3.55 to $3.60 billion	$3.55 to $3.60 billion
Non-GAAP adjusted EBITDA margin	9.40% to 9.60%	9.60% to 10.00%
Depreciation and amortization	$150 to $160 million	$155 to $165 million
Interest expense	$68 to $72 million	$68 to $72 million
Non-GAAP effective tax rate	32% to 35%	33% to 36%
Capital expenditures	$60 to $65 million	$60 to $65 million
Free cash flow (1)	$125 to $140 million	$125 to $155 million
Diluted share count	Approximately 33.9 million	Not provided

(1)	Free cash flow is defined as net cash provided by operating activities less capital expenditures

Certain components of the guidance given in the table above are provided on a non-GAAP basis only, without providing a reconciliation to guidance provided on a GAAP basis. Information is presented in this manner, consistent with SEC rules, because the preparation of such a reconciliation could not be accomplished without “unreasonable efforts.” The Company does not have access to certain information that would be necessary to provide such a reconciliation, including non-recurring items that are not indicative of the Company’s ongoing operations. Such items include, but are not limited to, restructuring charges, impairment charges, pension settlement charges, acquisition-related expenses, gains or losses on investments and business disposals, losses on debt extinguishment and other similar gains or losses not reflective of the Company’s ongoing operations. The Company does not believe that excluding such items is likely to be significant to an assessment of the Company’s ongoing operations, given that such excluded items are not indicators of business performance.

Conference Call

LSC Communications will host a conference call and simultaneous webcast to discuss its third-quarter results today, Thursday, November 2, at 10:00 a.m. Eastern Time (9:00 a.m. Central Time). The live webcast will be accessible on LSC Communications’ web site: www.lsccom.com. Individuals wishing to participate must register in advance at the following link. After registering, participants will receive dial-in numbers, a passcode, and a link to access the live event. A webcast replay will be archived on the Company’s web site for 90 days after the call.

LSC COMMUNICATIONS REPORTS FIRST-QUARTER 2017 RESULTS AND REAFFIRMS FULL-YEAR GUIDANCE

About LSC Communications

With a rich history of industry experience, innovative solutions and service reliability, LSC Communications (NYSE: LKSD) is a global leader in print and digital media solutions. Our traditional and digital print-related services and office products serve the needs of publishers, merchandisers and retailers around the world. With advanced technology and a consultative approach, our supply chain solutions meet the needs of each business by getting their content into the right hands as efficiently as possible.

For more information about LSC Communications, visit www.lsccom.com.

Investor Contact

Janet M. Halpin, Senior Vice President, Treasurer & Investor Relations

E-mail: investor.relations@lsccom.com

Tel: 773.272.9275

Use of non-GAAP Information

This news release contains certain non-GAAP measures. The Company believes that these non-GAAP measures, such as non-GAAP adjusted EBITDA, non-GAAP net income and free cash flow, when presented in conjunction with comparable GAAP measures, provide useful information about the Company’s operating results and liquidity and enhance the overall ability to assess the Company’s financial performance. The Company uses these measures, together with other measures of performance under GAAP, to compare the relative performance of operations in planning, budgeting and reviewing the performance of its business. Non-GAAP adjusted EBITDA, non-GAAP net income and free cash flow allow investors to make a more meaningful comparison between the Company’s core business operating results over different periods of time. The Company believes that non-GAAP adjusted EBITDA, non-GAAP net income and free cash flow, when viewed with the Company’s results under GAAP and the accompanying reconciliations, provides useful information about the Company’s business without regard to potential distortions. By eliminating potential differences in results of operations between periods caused by factors such as depreciation and amortization methods, historic cost and age of assets, financing and capital structures, taxation positions or regimes, restructuring, impairment and other charges and gain or loss on certain equity investments and asset sales, the Company believes that non-GAAP adjusted EBITDA and non-GAAP net income can provide useful additional basis for comparing the current performance of the underlying operations being evaluated. By adjusting for the level of capital investment in operations, the Company believes that free cash flow can provide useful additional basis for understanding the Company’s ability to generate cash after capital investment and provides a comparison to peers with differing capital intensity.

Forward-Looking Statements

This news release may contain “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the U.S. Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date of this news release and are based on current expectations and involve a number of assumptions, risks

LSC COMMUNICATIONS REPORTS FIRST-QUARTER 2017 RESULTS AND REAFFIRMS FULL-YEAR GUIDANCE

and uncertainties that could cause the actual results to differ materially from such forward-looking statements, including risks associated with the ability of LSC Communications to perform as expected as a separate, independent entity and risks associated with the volatility and disruption of the capital and credit markets, and adverse changes in the global economy. Readers are strongly encouraged to read the full cautionary statements contained in LSC’s filings with the SEC. LSC disclaims any obligation to update or revise any forward-looking statements.

LSC COMMUNICATIONS REPORTS THIRD QUARTER 2017 RESULTS

LSC Communications, Inc.

Condensed Consolidated and Combined Balance Sheets

As of September 30, 2017 and December 31, 2016

(in millions, except share and per share data)

(UNAUDITED)

	September 30, 2017	December 31, 2016
Assets

Cash and cash equivalents	$23	$95
Receivables, less allowances for doubtful accounts of $10 in 2017 (2016: $10)	741	667
Income taxes receivable	24	1
Inventories	237	193
Prepaid expenses and other current assets	25	20

Total Current Assets	1,050	976

Property, plant and equipment - net	612	608
Goodwill	82	84
Other intangible assets - net	158	131
Deferred income taxes	65	57
Other noncurrent assets	106	96

Total Assets	$2,073	$1,952

Liabilities

Accounts payable	$325	$294
Accrued liabilities	237	237
Short-term and current portion of long-term debt	177	52

Total Current Liabilities	739	583

Long-term debt	707	742
Pension liabilities	237	279
Deferred income taxes	1	2
Other noncurrent liabilities	103	106

Total Liabilities	1,787	1,712

Commitments and Contingencies

Equity

Common stock, $0.01 par value
Authorized: 65,000,000 shares;
Issued: 34,446,778 shares in 2017 (2016: 32,449,669)	—	—
Additional paid-in capital	813	770
(Accumulated deficit) retained earnings	(23)	1
Accumulated other comprehensive loss	(503)	(531)
Treasury stock, at cost: 34,727 shares in 2017	(1)	—

Total Equity	286	240

Total Liabilities and Equity	$2,073	$1,952

LSC COMMUNICATIONS REPORTS THIRD QUARTER 2017 RESULTS

LSC Communications, Inc.

Condensed Consolidated and Combined Statements of Operations

For the Three and Nine Months Ended September 30, 2017 and 2016

(in millions, except per share data)

(UNAUDITED)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2017	2016	2017	2016
Net sales	$935	$949	$2,604	$2,735

Cost of sales (1)	778	783	2,175	2,250
Selling, general and administrative expenses (SG&A) (1)	65	66	194	196
Restructuring, impairment and other charges - net	60	3	87	11
Depreciation and amortization	39	40	118	130

(Loss) income from operations	(7)	57	30	148

Interest expense-net	19	1	52	—
Investment and other expense-net	—	—	—	1

(Loss) income before income taxes	(26)	56	(22)	147

Income tax (benefit) expense	(23)	18	(23)	50

Net (loss) income	$(3)	$38	$1	$97

Net (loss) earnings per common share (2):
Basic net (loss) earnings per share	$(0.07)	$1.17	$0.03	$2.99
Diluted net (loss) earnings per share	$(0.07)	$1.17	$0.03	$2.99

Dividends declared per common share	$0.25	$—	$0.75	$—

Weighted average number of common shares outstanding:
Basic	34.2	32.4	33.5	32.4
Diluted	34.2	32.4	33.8	32.4

Additional information:
Gross margin (1)	16.8%	17.5%	16.5%	17.7%
SG&A as a % of net sales (1)	7.0%	7.0%	7.5%	7.2%
Operating margin	(0.7%)	6.0%	1.2%	5.4%
Effective tax rate	90.5%	32.1%	105.3%	34.1%

(1)	Exclusive of depreciation and amortization
(2)	On October 1, 2016, R. R. Donnelley & Sons Company (“RRD”) distributed approximately 26.2 million shares of LSC Communications common stock to RRD shareholders. RRD retained an additional approximately 6.2 million shares that were sold on March 28, 2017. For the three and nine months ended September 30, 2016, basic and diluted earnings per share and the average number of shares outstanding were retrospectively restated for the number of LSC Communications, Inc. shares outstanding immediately following the separation, approximately 32.4 million shares.

LSC COMMUNICATIONS REPORTS THIRD QUARTER 2017 RESULTS

LSC Communications, Inc.

Reconciliation of GAAP Net Income to Non-GAAP Adjusted EBITDA

For the Three and Twelve Months Ended September 30, 2017 and 2016

(in millions)

(UNAUDITED)

	For the Twelve Months Ended	For the Three Months Ended
	September 30, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
GAAP net income (loss)	$10	$(3)	$5	(1)	9

Adjustments:
Restructuring, impairment and other charges - net (1)	94	60	21	6	7
Separation-related transaction expenses (2)	8	1	2	1	4
Acquisition-related expenses (3)	3	2	1	—	—
Purchase accounting inventory adjustments (4)	1	1	—	—	—
Depreciation and amortization	159	39	39	40	41
Interest expense-net	70	19	16	17	18
Income tax (benefit) expense	(22)	(23)	(2)	2	1

Total Non-GAAP adjustments	313	99	77	66	71

Non-GAAP adjusted EBITDA	$323	$96	$82	$65	$80

Net sales	$3,523	$935	$848	$821	$919
Non-GAAP adjusted EBITDA margin %	9.2%	10.3%	9.7%	7.9%	8.7%

	For the Twelve Months Ended	For the Three Months Ended
	September 30, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
GAAP net income	$135	$38	$28	$31	$38

Adjustments:
Restructuring, impairment and other charges - net (1)	16	3	5	3	5
Separation-related transaction expenses (2)	1	1	—	—	—
Purchase accounting inventory adjustments (4)	1	—	—	—	1
Pension settlement charge (5)	1	—	1	—	—
Depreciation and amortization	177	40	44	46	47
Interest expense (income)-net	—	1	(1)	—	—
Income tax expense	70	18	16	16	20

Total Non-GAAP adjustments	266	63	65	65	73

Non-GAAP adjusted EBITDA	$401	$101	$93	$96	$111

Net sales	$3,739	$949	$906	$880	$1,004
Non-GAAP adjusted EBITDA margin %	10.7%	10.6%	10.3%	10.9%	11.1%

(1)	Restructuring, impairment and other charges- net: Pre-tax charges for employee termination costs, lease termination, other costs, multi-employer pension plan withdrawal obligations, and impairment of intangible assets and other long-lived assets.

During the 3 months ended September 30, 2017, the Company recorded non-cash charges of $55 million to recognize the impairment of goodwill in the magazines, catalogs and retail inserts reporting unit included in the Print segment. Given the historical valuations of the magazines, catalogs and retail inserts reporting unit that have resulted in goodwill impairment in prior years, combined with the change in the composition of the carrying value of the reporting unit due to the recent acquisitions, the Company determined it necessary to perform an interim goodwill impairment review on this reporting unit as of September 30, 2017. As a result, for the three months ended September 30, 2017, the Company recorded a non-cash charge of $55 million to recognize the impairment of goodwill for the magazines, catalogs and retail inserts reporting unit in the Print Segment.

(2)	Separation-related transaction expenses: One-time transaction expenses associated with becoming a standalone company.
(3)	Acquisition-related expenses: Related to legal, accounting and other expenses associated with the completed and contemplated acquisitions.
(4)	Purchase accounting inventory adjustments: Recognition of charges as a result of inventory purchase accounting adjustments.
(5)	Pension settlement charge: Pre-tax charge recognized for lump-sum pension settlement payments.

LSC COMMUNICATIONS REPORTS THIRD QUARTER 2017 RESULTS

LSC Communications, Inc.

Reconciliation of GAAP to Non-GAAP Measures

For the Three Months Ended September 30, 2017 and 2016

(in millions, except per share data)

(UNAUDITED)

	For the Three Months Ended September 30, 2017		For the Three Months Ended September 30, 2016
	Net income	Net income per diluted share	Net income	Net income per diluted share
GAAP basis measures	$(3)	$(0.07)	$38	$1.17

Non-GAAP adjustments:

Restructuring, impairment and other charges -net (1)	25	0.73	3	0.08
Separation-related transaction expenses (2)	1	0.01	1	0.01
Acquisition-related expenses (3)	1	0.05	—	—
Purchase accounting inventory adjustments (4)	1	0.01	—	—

Total Non-GAAP adjustments	28	0.80	4	0.09

Non-GAAP measures	$25	$0.73	$42	$1.26

(1)	Restructuring, impairment and other charges - net: Operating results for the three months ended September 30, 2017 and 2016 were affected by the following pre-tax restructuring charges of $60 million ($25 million after-tax) and $3 million ($3 million after-tax), respectively:

	For the Three Months Ended September 30,
	2017	2016
Impairment charges (a)	$55	$(1)
Other restructuring charges (b)	4	1
Employee termination costs (c)	—	2
Other charges (d)	1	1

Total restructuring, impairment and other charges - net	$60	$3

(a)	Given the historical valuations of the magazines, catalogs and retail inserts reporting unit that have resulted in goodwill impairment in prior years, combined with the change in the composition of the carrying value of the reporting unit due to the recent acquisitions, the Company determined it necessary to perform an interim goodwill impairment review on this reporting unit as of September 30, 2017. As a result, for the three months ended September 30, 2017, the Company recorded a non-cash charge of $55 million to recognize the impairment of goodwill for the magazines, catalogs and retail inserts reporting unit in the Print Segment.

For the three months ended September 30, 2016, the Company recorded a reversal of previously recorded impairment charges of $1 million.

(b)	For the three months ended September 30, 2017, the charges primarily resulted from a payment made for the transition of premedia services in connection with the separation from RRD. For the three months ended September 30, 2016, other restructuring charges included other facility costs.
(c)	For the three months ended September 30, 2016, employee-related termination costs resulted from one facility closure in the Print segment and the reorganization of certain operations.
(d)	Other charges related to the Company’s multi-employer pension plan withdrawal obligations unrelated to facility closures.
(2)	Separation-related transaction expenses: The three months ended September 30, 2017 included pre-tax charges of $1 million ($1 million after-tax) for one-time transaction costs associated with becoming a standalone company. The three months ended September 30, 2016 included pre-tax charges of $1 million ($1 million after-tax) for one-time transaction costs associated with becoming a standalone company.
(3)	Acquisition-related expenses: The three months ended September 30, 2017 included pre-tax charges of $2 million ($1 million-after tax) for legal, accounting and other expenses associated with the completed and contemplated acquisitions.
(4)	Purchase accounting inventory adjustments: The three months ended September 30, 2017 included pre-tax charges of $1 million ($1 million after-tax) as a result of purchase accounting inventory adjustments associated with the completed acquisitions.

Note:	The income tax impact is calculated using the tax rate in effect for the non-GAAP adjustments.

LSC COMMUNICATIONS REPORTS THIRD QUARTER 2017 RESULTS

LSC Communications, Inc.

Reconciliation of GAAP to Non-GAAP Measures

For the Nine Months Ended September 30, 2017 and 2016

(in millions, except per share data)

(UNAUDITED)

	For the Nine Months Ended September 30, 2017		For the Nine Months Ended September 30, 2016
	Net income	Net income per diluted share	Net income	Net income per diluted share
GAAP basis measures	$1	$0.03	$97	$2.99

Non-GAAP adjustments:

Restructuring, impairment and other charges - net (1)	42	1.26	8	0.24
Separation-related transaction expenses (2)	3	0.07	1	0.01
Acquisition-related expenses (3)	2	0.07	—	—
Purchase accounting inventory adjustments (4)	1	0.01	—	—
Income tax adjustments (5)	1	0.03	—	—

Total Non-GAAP adjustments	49	1.44	9	0.25

Non-GAAP measures	$50	$1.47	$106	$3.24

(1)	Restructuring, impairment and other charges—net: Operating results for the nine months ended September 30, 2017 and 2016 were affected by the following pre-tax restructuring charges of $87 million ($42 million after-tax) and $11 million ($8 million after-tax), respectively:

	For the Nine Months Ended September 30,
	2017	2016
Impairment charges (a)	$55	$—
Other restructuring charges (b)	22	4
Employee termination costs (c)	7	4
Other charges (d)	3	3

Total restructuring, impairment and other charges - net	$87	$11

(a)	Given the historical valuations of the magazines, catalogs and retail inserts reporting unit that have resulted in goodwill impairment in prior years, combined with the change in the composition of the carrying value of the reporting unit due to the recent acquisitions, the Company determined it necessary to perform an interim goodwill impairment review on this reporting unit as of September 30, 2017. As a result, for the nine months ended September 30, 2017, the Company recorded a non-cash charge of $55 million to recognize the impairment of goodwill for the magazines, catalogs and retail inserts reporting unit in the Print Segment.
(b)	For the nine months ended September 30, 2017, the charges primarily resulted from a terminated supplier contract and the exit from certain operations and facilities. For the nine months ended September 30, 2016, other restructuring charges included other facility costs.
(c)	For the nine months ended September 30, 2017, employee-related termination costs resulted from one facility closure in the Print segment and the reorganization of certain business units. For the nine months ended September 30, 2016, employee-related termination costs resulted from one facility closure in the Print segment and the reorganization of certain operations.
(d)	Other charges related to the Company’s multi-employer pension plan withdrawal obligations unrelated to facility closures.
(2)	Separation-related transaction expenses: The nine months ended September 30, 2017 included pre-tax charges of $4 million ($3 million after-tax) for one-time transaction costs associated with becoming a standalone company. The nine months ended September 30, 2016 included pre-tax charges of $1 million ($1 million after-tax) for one-time transaction costs associated with becoming a standalone company.
(3)	Acquisition-related expenses: The nine months ended September 30, 2017 included pre-tax charges of $3 million ($2 million-after tax) for legal, accounting and other expenses associated with the completed and contemplated acquisitions.
(4)	Purchase accounting inventory adjustments: The nine months ended September 30, 2017 included pre-tax charges of $1 million ($1 million after-tax) as a result of purchase accounting inventory adjustments associated with the completed acquisitions.
(5)	Income tax adjustments: The nine months ended September 30, 2017 included a tax expense of $1 million that was recorded due to the unfavorable impact associated with share-based compensation awards that lapsed.

Note:	The income tax impact is calculated using the tax rate in effect for the non-GAAP adjustments.

LSC COMMUNICATIONS REPORTS THIRD QUARTER 2017 RESULTS

LSC Communications, Inc.

Segment GAAP to Non-GAAP Adjusted EBITDA and Margin Reconciliation

For the Three Months Ended September 30, 2017 and 2016

(in millions)

(UNAUDITED)

	Print	Office Products	Corporate	Consolidated
For the Three Months Ended September 30, 2017
Net sales	$819	$116	$—	$935
Income (loss) from operations	(10)	11	(8)	(7)
Operating margin %	(1.2%)	9.5%	nm	(0.7%)

Non-GAAP Adjustments
Depreciation and amortization	35	4	—	39
Restructuring charges - net	2	—	2	4
Impairment charges-net	55	—	—	55
Other charges	1	—	—	1
Separation-related transaction expenses	—	—	1	1
Acquisition-related expenses	—	—	2	2
Purchase accounting inventory adjustments	1	—	—	1

Total Non-GAAP adjustments	94	4	5	103

Non-GAAP Adjusted EBITDA	$84	$15	$(3)	$96
Non-GAAP Adjusted EBITDA margin %	10.3%	12.9%	nm	10.3%

Capital expenditures	$9	$1	$5	$15

For the Three Months Ended September 30, 2016
Net sales	$822	$127	$—	$949
Income (loss) from operations	48	11	(2)	57
Operating margin %	5.8%	8.7%	nm	6.0%

Non-GAAP Adjustments
Depreciation and amortization	36	4	—	40
Restructuring charges - net	1	—	2	3
Impairment charges-net	(1)	—	—	(1)
Other charges	1	—	—	1
Separation-related transaction expenses	—	—	1	1

Total Non-GAAP adjustments	37	4	3	44

Non-GAAP Adjusted EBITDA	$85	$15	$1	$101
Non-GAAP Adjusted EBITDA margin %	10.3%	11.8%	nm	10.6%

Capital expenditures	$14	$1	$1	$16

nm	Not meaningful

LSC COMMUNICATIONS REPORTS THIRD QUARTER 2017 RESULTS

LSC Communications, Inc.

Segment GAAP to Non-GAAP Adjusted EBITDA and Margin Reconciliation

For the Nine Months Ended September 30, 2017 and 2016

(in millions)

(UNAUDITED)

	Print	Office Products	Corporate	Consolidated
For the Nine Months Ended September 30, 2017
Net sales	$2,252	$352	$—	$2,604
Income (loss) from operations	24	32	(26)	30
Operating margin %	1.1%	9.1%	nm	1.2%

Non-GAAP Adjustments
Depreciation and amortization	106	11	1	118
Restructuring charges - net	11	1	17	29
Impairment charges-net	55	—	—	55
Other charges	3	—	—	3
Separation-related transaction expenses	—	—	4	4
Acquisition-related expenses	—	—	3	3
Purchase accounting inventory adjustments	1	—	—	1

Total Non-GAAP adjustments	176	12	25	213

Non-GAAP Adjusted EBITDA	$200	$44	$(1)	$243
Non-GAAP Adjusted EBITDA margin %	8.9%	12.5%	nm	9.3%

Capital expenditures	$41	$3	$7	$51

For the Nine Months Ended September 30, 2016
Net sales	$2,338	$397	$—	$2,735
Income (loss) from operations	114	38	(4)	148
Operating margin %	4.9%	9.6%	nm	5.4%
Investment and other expense-net	—	—	1	1

Non-GAAP Adjustments
Depreciation and amortization	118	12	—	130
Restructuring charges - net	6	—	2	8
Other charges	3	—	—	3
Separation-related transaction expenses	—	—	1	1
Pension settlement charge	—	—	1	1

Total Non-GAAP adjustments	127	12	4	143

Non-GAAP Adjusted EBITDA	$241	$50	$(1)	$290
Non-GAAP Adjusted EBITDA margin %	10.3%	12.6%	nm	10.6%

Capital expenditures	$28	$3	$4	$35

nm	Not meaningful

LSC COMMUNICATIONS REPORTS THIRD QUARTER 2017 RESULTS

LSC Communications, Inc.

Condensed Consolidated and Combined Statements of Cash Flows

For the Nine Months Ended September 30, 2017 and 2016

(in millions)

(UNAUDITED)

	2017	2016
Net income	$1	$97
Adjustments to reconcile net income to net cash provided by operating activities:
Impairment charges	55	—
Depreciation and amortization	118	130
Provision for doubtful accounts receivable	3	11
Share-based compensation	10	4
Deferred income taxes	(14)	(14)
Other	3	(3)
Changes in operating assets and liabilities - net of acquisitions:
Accounts receivable - net	(48)	(45)
Inventories	(20)	(12)
Prepaid expenses and other current assets	(3)	(4)
Accounts payable	36	(11)
Income taxes payable and receivable	(29)	(2)
Accrued liabilities and other	(54)	(15)

Net cash provided by operating activities	$58	$136

Capital expenditures	(51)	(35)
Acquisitions of businesses, net of cash acquired	(175)	—
Net proceeds from sales and purchase of investments	1	—
Proceeds from sales of other assets	7	1
Transfers from restricted cash	—	9

Net cash used in investing activities	$(218)	$(25)

Proceeds from issuance of long-term debt	—	816
Payments of current maturities and long-term debt	(53)	(4)
Net proceeds from credit facility borrowings	140	—
Debt issuance costs	—	(18)
Proceeds from issuance of common stock	18	—
Dividends paid	(25)	—
Payments from RRD - net	3	—
Net transfers to Parent and affiliates	—	(945)

Net cash provided by (used in) financing activities	$83	$(151)

Effect of exchange rate on cash and cash equivalents	5	—

Net decrease in cash and cash equivalents	$(72)	$(40)

Cash and cash equivalents at beginning of year	95	95

Cash and cash equivalents at end of period	$23	$55

Supplemental non-cash disclosure:
Assumption of warehousing equipment related to customer contract	$—	$9
Issuance of approximately 1.0 million shares of LSC Communications, Inc. common stock for acquisition of a business	$20	$—

LSC COMMUNICATIONS REPORTS THIRD QUARTER 2017 RESULTS

LSC Communications, Inc.

Condensed Consolidated and Combined Statements of Cash Flows

For the Nine Months Ended September 30, 2017 and 2016

(in millions)

(UNAUDITED)

	2017	2016
Additional Information:
For the Nine Months Ended September 30:
Net cash provided by operating activities	$58	$136
Less: capital expenditures	51	35

Free cash flow	$7	$101

For the Six Months Ended June 30:
Net cash provided by operating activities	$78	$55
Less: capital expenditures	36	19

Free cash flow	$42	$36

For the Three Months Ended September 30:
Net cash provided by operating activities	$(20)	$81
Less: capital expenditures	15	16

Free cash flow	$(35)	$65

LSC COMMUNICATIONS REPORTS THIRD QUARTER 2017 RESULTS

LSC Communications, Inc.

Reconciliation of Reported to Pro Forma Net Sales

For the Three Months Ended September 30, 2017 and 2016

(in millions)

(UNAUDITED)

	Print	Office Products	Consolidated
For the Three Months Ended September 30, 2017
Reported net sales	$819	$116	$935
Adjustments (1)	42	1	43

Pro forma net sales	$861	$117	$978

For the Three Months Ended September 30, 2016
Reported net sales	$822	$127	$949
Adjustments (1)	101	2	103

Pro forma net sales	$923	$129	$1,052

Net sales change
Reported net sales	(0.4%)	(8.7%)	(1.5%)
Pro forma net sales	(6.7%)	(9.3%)	(7.0%)
Supplementary non-GAAP information:

Year-over-year impact of changes in foreign exchange (FX) rates	0.7%	—%	0.6%

Year-over-year impact of changes in pass-through paper sales	(1.2%)	—%	(1.0%)
Net organic sales change (2)	(6.2%)	(9.3%)	(6.6%)

The reported results of the Company include the results of acquired businesses from the acquisition dates forward. The Company has provided this schedule to reconcile reported net sales for the three months ended September 30, 2017 and 2016 to pro forma net sales as if the acquisitions took place as of January 1, 2016 for purposes of this schedule.

(1)	Adjusted for net sales of acquired businesses: For the three months ended September 30, 2017, the adjustments for net sales of acquired businesses reflect the net sales of Publishers Press (acquired September 7, 2017), NECI, LLC (“NECI”) (acquired August 21, 2017), CREEL Printing (“CREEL”) (acquired August 17, 2017), and Fairrington Transportation Corp., F.T.C. Transport, Inc. and F.T.C. Services, Inc. (“Fairrington”) (acquired July 28, 2017).

For the three months ended September 30, 2016, the adjustments for net sales of acquired businesses reflect the net sales of HudsonYards Studios (“HudsonYards”) (acquired March 1, 2017) and Continuum Management Company, LLC (“Continuum”) (acquired December 2, 2016), in addition to the acquisitions noted above.

(2)	Adjusted for net sales of acquired businesses, the impact of changes in FX rates and pass-through paper sales.

LSC COMMUNICATIONS REPORTS THIRD QUARTER 2017 RESULTS

LSC Communications, Inc.

Reconciliation of Reported to Pro Forma Net Sales

For the Nine Months Ended September 30, 2017 and 2016

(in millions)

(UNAUDITED)

	Print	Office Products	Consolidated
For the Nine Months Ended September 30, 2017
Reported net sales	$2,252	$352	$2,604
Adjustments (1)	200	4	204

Pro forma net sales	$2,452	$356	$2,808

For the Nine Months Ended September 30, 2016
Reported net sales	$2,338	$397	$2,735
Adjustments (1)	294	5	299

Pro forma net sales	$2,632	$402	$3,034
Net sales change
Reported net sales	(3.7%)	(11.3%)	(4.8%)
Pro forma net sales	(6.8%)	(11.4%)	(7.4%)
Supplementary non-GAAP information:

Year-over-year impact of changes in foreign exchange (FX) rates	—%	—%	—%

Year-over-year impact of changes in pass-through paper sales	(0.9%)	—%	(0.8%)
Net organic sales change (2)	(5.9%)	(11.4%)	(6.6%)

The reported results of the Company include the results of acquired businesses from the acquisition dates forward. The Company has provided this schedule to reconcile reported net sales for the nine months ended September 30, 2017 and 2016 to pro forma net sales as if the acquisitions took place as of January 1, 2016 for purposes of this schedule.

(1)	Adjusted for net sales of acquired businesses: For the nine months ended September 30, 2017, the adjustments for net sales of acquired businesses reflect the net sales of Publishers Press (acquired September 7, 2017), NECI (acquired August 21, 2017), CREEL (acquired August 17, 2017), Fairrington (acquired July 28, 2017), and HudsonYards (acquired March 1, 2017).

For the nine months ended September 30, 2016, the adjustments for net sales of acquired businesses reflect the net sales of Continuum (acquired December 2, 2016), in addition to the acquisitions noted above.

(2)	Adjusted for net sales of acquired businesses, the impact of changes in FX rates and pass-through paper sales.

LSC COMMUNICATIONS REPORTS THIRD QUARTER 2017 RESULTS

LSC Communications, Inc.

Reconciliation of Reported to Pro Forma Net Sales - Print Segment

For the Three Months Ended September 30, 2017 and 2016

(in millions)

(UNAUDITED)

	Magazines, Catalogs, and Retail Inserts	Book	Europe	Directories	Print
For the Three Months Ended September 30, 2017
Reported net sales	$448	$276	$68	$27	$819
Adjustments (1)	42	—	—	—	42

Pro forma net sales	$490	$276	$68	$27	$861

For the Three Months Ended September 30, 2016
Reported net sales	$407	$310	$72	$33	$822
Adjustments (1)	101	—	—	—	101

Pro forma net sales	$508	$310	$72	$33	$923
Net sales change
Reported net sales	10.1%	(11.0%)	(5.6%)	(18.2%)	(0.4%)
Pro forma net sales	(3.5%)	(11.0%)	(5.6%)	(18.2%)	(6.7%)
Supplementary non-GAAP information:

Year-over-year impact of changes in foreign exchange (FX) rates	0.2%	—%	6.9%	—%	0.7%

Year-over-year impact of changes in pass-through paper sales	1.0%	(4.5%)	—%	(6.1%)	(1.2%)
Net organic sales change (2)	(4.7%)	(6.5%)	(12.5%)	(12.1%)	(6.2%)

The reported results of the Company include the results of acquired businesses from the acquisition dates forward. The Company has provided this schedule to reconcile reported net sales for the three months ended September 30, 2017 and 2016 to pro forma net sales as if the acquisitions took place as of January 1, 2016 for purposes of this schedule.

(1)	Adjusted for net sales of acquired businesses: For the three months ended September 30, 2017, the adjustments for net sales of acquired businesses reflect the net sales of Publishers Press (acquired September 7, 2017), CREEL (acquired August 17, 2017) and Fairrington (acquired July 28, 2017).

For the three months ended September 30, 2016, the adjustments for net sales of acquired businesses reflect the net sales of HudsonYards (acquired March 1, 2017) and Continuum (acquired December 2, 2016), in addition to the acquisitions noted above.

(2)	Adjusted for net sales of acquired businesses, the impact of changes in FX rates and pass-through paper sales.

LSC COMMUNICATIONS REPORTS THIRD QUARTER 2017 RESULTS

LSC Communications, Inc.

Reconciliation of Reported to Pro Forma Net Sales - Print Segment

For the Nine Months Ended September 30, 2017 and 2016

(in millions)

(UNAUDITED)

	Magazines, Catalogs, and Retail Inserts	Book	Europe	Directories	Print
For the Nine Months Ended September 30, 2017
Reported net sales	$1,209	$777	$180	$86	$2,252
Adjustments (1)	200	—	—	—	200

Pro forma net sales	$1,409	$777	$180	$86	$2,452

For the Nine Months Ended September 30, 2016
Reported net sales	$1,191	$841	$209	$97	$2,338
Adjustments (1)	294	—	—	—	294

Pro forma net sales	$1,485	$841	$209	$97	$2,632
Net sales change
Reported net sales	1.5%	(7.6%)	(13.9%)	(11.3%)	(3.7%)
Pro forma net sales	(5.1%)	(7.6%)	(13.9%)	(11.3%)	(6.8%)
Supplementary non-GAAP information:

Year-over-year impact of changes in foreign exchange (FX) rates	(0.2%)	—%	1.9%	—%	—%

Year-over-year impact of changes in pass-through paper sales	0.1%	(2.3%)	—%	(6.2%)	(0.9%)
Net organic sales change (2)	(5.0%)	(5.3%)	(15.8%)	(5.1%)	(5.9%)

The reported results of the Company include the results of acquired businesses from the acquisition dates forward. The Company has provided this schedule to reconcile reported net sales for the nine months ended September 30, 2017 and 2016 to pro forma net sales as if the acquisitions took place as of January 1, 2016 for purposes of this schedule.

(1)	Adjusted for net sales of acquired businesses: For the nine months ended September 30, 2017, the adjustments for net sales of acquired businesses reflect the net sales of Publishers Press (acquired September 7, 2017), CREEL (acquired August 17, 2017), Fairrington (acquired July 28, 2017), and HudsonYards (acquired March 1, 2017).

For the nine months ended September 30, 2016, the adjustments for net sales of acquired businesses reflect the net sales of Continuum (acquired December 2, 2016), in addition to the acquisitions noted above.

(2)	Adjusted for net sales of acquired businesses, the impact of changes in FX rates and pass-through paper sales.

LSC COMMUNICATIONS REPORTS THIRD QUARTER 2017 RESULTS

LSC Communications, Inc.

Debt and Liquidity Summary

As of September 30, 2017 and December 31, 2016

(in millions)

(UNAUDITED)

	September 30, 2017	December 31, 2016
Total Liquidity (1)

Availability
Stated amount of the Revolving Credit Facility (2)	$400	$400
Less: availability reduction from covenants	—	—

Amount available under the Revolving Credit Facility	400	400

Usage
Borrowings under the Revolving Credit Facility	$140	$—
Impact on availability related to outstanding letters of credit (3)	58	12

	$198	$12
Current availability	$202	$388
Cash	23	95

Net Available Liquidity	$225	$483

Short-term and current portion of long-term debt	$177	$52
Long-term debt	707	742

Total debt (4)	$884	$794

Non-GAAP adjusted EBITDA for the twelve months ended September 30, 2017 and the year ended December 31, 2016	$323	$370

Non-GAAP Gross Leverage (defined as total debt divided by non-GAAP adjusted EBITDA(5))	2.74	2.15

(1)	Liquidity does not include uncommitted credit facilities, located outside of the U.S.
(2)	The Company has a $400 million senior secured revolving credit agreement (the “Revolving Credit Facility”) which expires on September 30, 2021. The Revolving Credit Facility is subject to a number of covenants, including, but not limited to, a minimum Interest Coverage Ratio and the Consolidated Leverage Ratio, as defined in and calculated pursuant to the Revolving Credit Facility, that, in part, restrict the Company’s ability to incur additional indebtedness, create liens, engage in mergers and consolidations, make restricted payments and dispose of certain assets. There were $140 million of borrowings under the Revolving Credit Facility as of September 30, 2017.
(3)	The Company would have had the ability to utilize the entire $400 million Revolving Credit Facility and not have been in violation of the terms of the agreement as of September 30, 2017. Availability under the Revolving Credit Facility was reduced by $58 million related to outstanding letters of credit.
(4)	On February 2, 2017, the Company paid in advance the full amount of required amortization payments, $50 million, for the year ended December 31, 2017 for the senior secured term loan B facility (the “Term Loan Facility”).
(5)	Leverage ratio calculation includes non-GAAP Adjusted EBITDA since the respective closing date of each acquisition, so does not include a full 12 months of non-GAAP Adjusted EBITDA.